UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 19, 2021

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K furnished by Guaranty Bancshares, Inc., a Texas corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on July 19, 2021 (the “Original Form 8-K”). The purpose of this Amendment is to adjust the PPP-related loan interest and fees for the first and second quarter of 2021 presented in the financial information furnished in Exhibit 99.1 to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On July 19, 2021, the Company filed the Original Form 8-K in which it furnished a copy of the earnings release announcing its financial results for the fiscal quarter ended June 30, 2021 (the “Original Earnings Release”).

The first table presented below, under the heading “Original Earnings Release,” was previously reported in the Original Earnings Release on page 2. The second table presented below, under the heading “Adjusted Earnings Release,” includes adjustments to the first and second quarter PPP-related loan interest and fees, and the resulting impact to the non-GAAP financial metrics for net core earnings for the first and second quarter of 2021:

Original Earnings Release

	Quarter Ended
	2021		2020
(dollars in thousands, except per share data)	June 30	March 31	December 31	September 30	June 30
Net earnings	$10,432	$10,962	$9,915	$10,134	$1,075
Adjustments:
Provision for credit losses	(1,000)	—	—	(300)	12,100
Income tax provision (benefit)	2,312	2,336	2,290	2,350	(190)
PPP loan interest and fees	(2,346)	(3,513)	(2,654)	(1,076)	(2,540)
Net interest expense on PPP-related borrowings	—	—	—	3	31
Net core earnings†	$9,398	$9,785	$9,551	$11,111	$10,476

Total average assets	$2,938,944	$2,775,567	$2,659,725	$2,639,335	$2,657,609
Adjustments:
PPP loans average balance	(155,417)	(137,251)	(179,240)	(209,506)	(163,184)
Excess fed funds sold due to PPP-related borrowings	—	—	—	(8,152)	(84,066)
Total average assets, adjusted†	$2,783,527	$2,638,316	$2,480,485	$2,421,677	$2,410,359
Total average equity	$285,803	$277,612	$271,397	$265,027	$258,225

PERFORMANCE RATIOS
Net earnings to average assets (annualized)	1.42%	1.60%	1.48%	1.53%	0.16%
Net earnings to average equity (annualized)	14.64	16.01	14.53	15.21	1.67
Net core earnings to average assets, as adjusted (annualized)†	1.35	1.50	1.53	1.83	1.75
Net core earnings to average equity (annualized)†	13.19	14.29	14.00	16.68	16.32

PER COMMON SHARE DATA*
Weighted-average common shares outstanding, basic	12,056,550	12,038,638	12,063,154	12,113,266	12,128,516
Earnings per common share, basic	$0.87	$0.91	$0.82	$0.84	$0.09
Net core earnings per common share, basic†	0.78	0.81	0.79	0.92	0.86

* Adjusted retroactively for all quarters presented to give effect to the 10% dividend issued during the first quarter of 2021.
† Non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included in the schedules accompanying this release.

Adjusted Earnings Release

	Quarter Ended
	2021		2020
(dollars in thousands, except per share data)	June 30	March 31	December 31	September 30	June 30
Net earnings	$10,432	$10,962	$9,915	$10,134	$1,075
Adjustments:
Provision for credit losses	(1,000)	—	—	(300)	12,100
Income tax provision (benefit)	2,312	2,336	2,290	2,350	(190)
PPP loan interest and fees	(1,954)	(3,905)	(2,654)	(1,076)	(2,540)
Net interest expense on PPP-related borrowings	—	—	—	3	31
Net core earnings†	$9,790	$9,393	$9,551	$11,111	$10,476

Total average assets	$2,938,944	$2,775,567	$2,659,725	$2,639,335	$2,657,609
Adjustments:
PPP loans average balance	(155,417)	(137,251)	(179,240)	(209,506)	(163,184)
Excess fed funds sold due to PPP-related borrowings	—	—	—	(8,152)	(84,066)
Total average assets, adjusted†	$2,783,527	$2,638,316	$2,480,485	$2,421,677	$2,410,359
Total average equity	$285,803	$277,612	$271,397	$265,027	$258,225

PERFORMANCE RATIOS
Net earnings to average assets (annualized)	1.42%	1.60%	1.48%	1.53%	0.16%
Net earnings to average equity (annualized)	14.64	16.01	14.53	15.21	1.67
Net core earnings to average assets, as adjusted (annualized)†	1.41	1.44	1.53	1.83	1.75
Net core earnings to average equity (annualized)†	13.74	13.72	14.00	16.68	16.32

PER COMMON SHARE DATA*
Weighted-average common shares outstanding, basic	12,056,550	12,038,638	12,063,154	12,113,266	12,128,516
Earnings per common share, basic	$0.87	$0.91	$0.82	$0.84	$0.09
Net core earnings per common share, basic†	0.81	0.78	0.79	0.92	0.86

* Adjusted retroactively for all quarters presented to give effect to the 10% dividend issued during the first quarter of 2021.
† Non-GAAP financial metric. Calculations of this metric and reconciliations to GAAP are included in the schedules accompanying this release.

References in the Original Earnings Release narrative to net core earnings for the quarters ended June 30, 2021 and March 31, 2021 should have read $9.8 million and $9.4 million, respectively.

Additionally, in the Exhibit 99.2 narrative of the Original Earnings Release, core ROAA, core ROAE and net core earnings per basic share should have read 1.41%, 13.74% and $0.81, respectively, for June 30, 2021.

The tables below reflect non-GAAP reconciliations, and include the information previously reported in the Original Earnings Release under the heading “Original Earnings Release”, and adjustments to PPP-related loan interest and fees for the first and second quarter of 2021 under the heading “Adjusted Earnings Release”. These tables were also included in the Earnings Call Presentation included with the Original Form 8-K:

Original Earnings Release (Non-GAAP Reconciliation Tables)

	Quarter Ended
	2021		2020
(dollars in thousands, except per share data)	June 30	March 31	December 31	September 30	June 30
Net earnings	$10,432	$10,962	$9,915	$10,134	$1,075
Adjustments:
Provision for credit losses	(1,000)	—	—	(300)	12,100
Income tax provision (benefit)	2,312	2,336	2,290	2,350	(190)
PPP loans, including fees	(2,346)	(3,513)	(2,654)	(1,076)	(2,540)
Net interest expense on PPP-related borrowings	—	—	—	3	31
Net core earnings	$9,398	$9,785	$9,551	$11,111	$10,476

Weighted-average common shares outstanding, basic*	12,056,550	12,038,638	12,063,154	12,113,266	12,128,516
Earnings per common share, basic*	$0.87	$0.91	$0.82	$0.84	$0.09
Net core earnings per common share, basic*	0.78	0.81	0.79	0.92	0.86

* Adjusted to give effect to the 10% stock dividend issued during the first quarter of 2021.

Adjusted Earnings Release (Non-GAAP Reconciliation Tables)

	Quarter Ended
	2021		2020
(dollars in thousands, except per share data)	June 30	March 31	December 31	September 30	June 30
Net earnings	$10,432	$10,962	$9,915	$10,134	$1,075
Adjustments:
Provision for credit losses	(1,000)	—	—	(300)	12,100
Income tax provision (benefit)	2,312	2,336	2,290	2,350	(190)
PPP loans, including fees	(1,954)	(3,905)	(2,654)	(1,076)	(2,540)
Net interest expense on PPP-related borrowings	—	—	—	3	31
Net core earnings	$9,790	$9,393	$9,551	$11,111	$10,476

Weighted-average common shares outstanding, basic*	12,056,550	12,038,638	12,063,154	12,113,266	12,128,516
Earnings per common share, basic*	$0.87	$0.91	$0.82	$0.84	$0.09
Net core earnings per common share, basic*	0.81	0.78	0.79	0.92	0.86

* Adjusted to give effect to the 10% stock dividend issued during the first quarter of 2021.

Original Earnings Release (Non-GAAP Reconciliation Tables)

	Quarter Ended
	2021		2020
(dollars in thousands, except per share data)	June 30	March 31	December 31	September 30	June 30
Net core earnings	$9,398	$9,785	$9,551	$11,111	$10,476
Total average assets	$2,938,944	$2,775,567	$2,659,725	$2,639,335	$2,657,609
Adjustments:
PPP loan average balance	(155,417)	(137,251)	(179,240)	(209,506)	(163,184)
Excess fed funds sold due to PPP-related borrowings	—	—	—	(8,152)	(84,066)
Total average assets, adjusted	$2,783,527	$2,638,316	$2,480,485	$2,421,677	$2,410,359
Net core earnings to average assets, as adjusted (annualized)	1.35	1.50	1.53	1.83	1.75
Total average equity	$285,803	$277,612	$271,397	$265,027	$258,225
Net core earnings to average equity (annualized)	13.19	14.29	14.00	16.68	16.32

Adjusted Earnings Release (Non-GAAP Reconciliation Tables)

	Quarter Ended
	2021		2020
(dollars in thousands, except per share data)	June 30	March 31	December 31	September 30	June 30
Net core earnings	$9,790	$9,393	$9,551	$11,111	$10,476
Total average assets	$2,938,944	$2,775,567	$2,659,725	$2,639,335	$2,657,609
Adjustments:
PPP loan average balance	(155,417)	(137,251)	(179,240)	(209,506)	(163,184)
Excess fed funds sold due to PPP-related borrowings	—	—	—	(8,152)	(84,066)
Total average assets, adjusted	$2,783,527	$2,638,316	$2,480,485	$2,421,677	$2,410,359
Net core earnings to average assets, as adjusted (annualized)	1.41	1.44	1.53	1.83	1.75
Total average equity	$285,803	$277,612	$271,397	$265,027	$258,225
Net core earnings to average equity (annualized)	13.74	13.72	14.00	16.68	16.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2021

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer